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                                                                    EXHIBIT 10.7

                                                                  EXECUTION COPY

              EMPLOYMENT AGREEMENT AMENDMENT FOR W. NICHOLAS HOWLEY

     THIS EMPLOYMENT AGREEMENT AMENDMENT, dated as of January 17, 2002 (this "AMENDMENT"), is made by and between TransDigm Holding Company, a Delaware corporation (the "COMPANY"), and W. Nicholas Howley (the "EXECUTIVE").

     WHEREAS, the Company and the Executive are parties to an employment agreement, dated as of May 19, 1999 and effective as of December 3, 1998 (the "EMPLOYMENT AGREEMENT"); and

     WHEREAS, pursuant to Section 18 of the Employment Agreement, the parties thereto may amend such agreement from time to time by an instrument in writing that is executed by the Executive and the Chairman of the Compensation Committee of the Board of Directors of the Company; and

     WHEREAS, the Company and the Executive now desire to amend the Employment Agreement as provided herein.

     NOW THEREFORE, in consideration of the foregoing and of the respective covenants and agreements set forth below, the parties hereto agree as follows:

          1. The third "WHEREAS" clause of the Employment Agreement shall be amended to delete the phrase "(the "Effective Date") at the end thereof.

          2. Section 1(j) of the Employment Agreement shall be amended to revise the definition of Effective Date as follows:

          "Effective Date" shall mean December 3, 2001.

          3. Section 1(m)(v) of the Employment Agreement shall be amended to change the reference to "Chief Executive Officer" to "Chairman."

          4. Section 3(a) of the Employment Agreement shall be amended to change the reference to "Chief Operating Officer" to "Chief Executive Officer."

          5. Section 4(a) of the Employment Agreement shall be amended to delete the figure "$225,000" and replace it with "$335,000."

          6. Section 6(b)(i) of the Employment Agreement shall be amended to change the reference to "fifteen" in the last line thereof to "eighteen."

          7. Section 15(a) of the Employment Agreement shall be amended by changing the notice provision for the Company's counsel to be delivered to the attention of Bradd L. Williamson.

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          8.  Section 15(b) of the Employment Agreement shall be amended by changing the notice provision for the Executive's counsel to read as follows:

              Shearman & Sterling
              555 California Street
              San Francisco, CA  94104

          9. In all other respects, the Employment Agreement shall remain in full force and effect.

          10. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties have executed this Amendment on the date and year first above written.

                                        TRANSDIGM HOLDING COMPANY

                                    By: /s/ Stephen Berger
                                        ----------------------------------------
                                        Stephen Berger
                                        Chairman of the Compensation Committee


                                        EXECUTIVE


                                        /s/ W. Nicholas Howley
                                        ----------------------------------------
                                        W. Nicholas Howley

                                        Accepted and agreed to for purposes of
                                        Section 3(b) of the Employment Agreement
                                        ODYSSEY INVESTMENT PARTNERS
                                        FUND, LP

                                        By:   ODYSSEY CAPITAL PARTNERS,
                                              LLC, its general partner

                                        By:   /s/ Stephen Berger
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